Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Fresh Choice, Inc.           |      Case No.        04-54318 (ASW)
       485 Cochrane Circle          |                      --------------
       Morgan Hill, CA 95037        |      CHAPTER 11
                                    |      MONTHLY OPERATING REPORT
                                    |      (GENERAL BUSINESS CASE)
------------------------------------|

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:      09/04/05  (1)                         PETITION DATE:      07/12/04
                       ---------------                                           ---------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here _____ the
     Office of the U.S. Trustee or the Court has approved the Cash Basis of
     Accounting for the Debtor).
     Dollars reported in $1
                         ---
                                                               End of Current    End of Prior       As of Petition
2.    Asset and Liability Structure                                Month             Month             Filing
                                                              ---------------   ---------------   ---------------
      a.  Current Assets                                        $  3,237,125     $  3,058,426
                                                              ---------------   ---------------
      b.  Total Assets                                          $ 17,321,958     $ 17,210,490       $ 22,899,629
                                                              ---------------   ---------------   ---------------
      c.  Current Liabilities                                   $  6,373,752     $  6,118,431
                                                              ---------------   ---------------
      d.  Total Liabilities                                     $ 18,732,915     $ 18,520,323       $ 19,707,707
                                                              ---------------   ---------------   ---------------

                                                                                                    Cumulative
3.    Statement of Cash Receipts & Disbursements               Current Month     Prior Month       Case  to Date
                                                              ---------------   ---------------   ---------------

      a.  Total Receipts                                        $ 4,986,335      $ 4,874,982        $ 80,549,683
                                                              ---------------   ---------------   ---------------
      b.  Total Disbursements                                   $ 5,057,726      $ 5,378,770        $ 79,816,604
                                                              ---------------   ---------------   ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements
          (a - b)                                               $   (71,391)     $  (503,788)       $    773,079
                                                              ---------------   ---------------   ---------------
      e.  Cash Balance Beginning of Month                       $ 2,128,945      $ 2,632,733
                                                              ---------------   ---------------
      f.  Cash Balance End of Month (c + d) (See Note 4)        $ 2,057,554      $ 2,128,945
                                                              ---------------   ---------------

                                                                                                    Cumulative
                                                               Current Month     Prior Month       Case to Date
                                                              ---------------   ---------------   ---------------
4.    Profit/(Loss) from the Statement of Operations            $  (101,124)     $   205,456        $ (8,107,448)
                                                              ---------------   ---------------   ---------------
5.    Account Receivables (Pre and Post Petition)               $   128,233      $   116,546
                                                              ---------------   ---------------
6.    Post-Petition Liabilities                                 $ 7,847,322      $ 7,605,710
                                                              ---------------   ---------------
7.    Past Due Post-Petition Account Payables (over 30 days)    $        -       $        -
                                                              ---------------   ---------------

At the end of this reporting month:                                                  Yes                No
                                                                                ---------------   ---------------
8.    Have any payments been made on pre-petition debt, other than payments in        X
      the normal course to secured creditors or lessors? (if yes, attach        ---------------   ---------------
      listing including date of payment, amount of payment and name of payee)
      (See Note 2)
9.   Have any payments been made to professionals? (if yes, attach listing            X
     including date of payment, amount of payment and name of payee)            ---------------   ---------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
11.  Have any payments been made to officers, insiders, shareholders, relatives?      X
     (if yes, attach listing including date of payment, amount and reason for   ---------------   ---------------
     payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general             X
     liability?                                                                 ---------------   ---------------
13.  Are a plan and disclosure statement on file?                                                       X
                                                                                ---------------   ---------------
14.  Was there any post-petition borrowing during this reporting period?                                X
                                                                                ---------------   ---------------

15.  Check if paid: Post-petition Taxes X ;  U.S. Trustee Quarterly Fees  X
                                       ---                               ---
     Check if filing is current for: Post-petition tax reporting and tax returns  X
                                                                                 ---
    (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)



Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from August 8, 2005 through September 4, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail.

(4) The actual cash balance is $2,057,423. The cash balance is overstated by $131 due to incorrect classification. An entry is scheduled to be made next period to correct this error. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:     09/22/05                      /s/ David Pertl
      ------------------                ----------------------------------------
                                        David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)
        For the Month Ended               09/04/05
                                          --------

            Current Month
-------------------------------------                                              Cumulative    Next Month
  Actual       Forecast     Variance                                               Case to Date  Forecast
-----------  ------------   ---------                                              ------------ -----------
                                                  Revenues:
$4,394,470    $4,473,252    $(78,782)           1   Gross Sales                    $70,804,971  $3,860,233
-----------  ------------   ---------                                              -----------  ----------
                            $      -            2   less: Sales Returns &
-----------  ------------   ---------               Allowances                     -----------  ----------


$4,394,470    $4,473,252    $(78,782)           3   Net Sales                      $70,804,971  $3,860,233
-----------  ------------   ---------                                              -----------  ----------

$2,385,318    $2,486,594    $101,276            4   less: Cost of Goods Sold
-----------  ------------   ---------               (Note 1)(Schedule 'B')         $40,952,662  $2,265,987
                                                                                   -----------  ----------
$2,009,152    $1,986,658    $ 22,494            5   Gross Profit                   $29,852,309  $1,594,246
-----------    ----------    --------                                              -----------  ----------
$    4,790    $    4,000    $    790            6   Interest                       $    26,531  $    4,500
-----------  ------------   ---------                                              -----------  ----------
$      123                  $    123            7   Other Income:                  $     5,047
-----------  ------------   ---------                             ------------     -----------  -----------
                            $      -            8
-----------  ------------   ---------               --------------------------     -----------  -----------
$       -                   $      -            9
-----------  ------------   ---------               --------------------------     -----------  -----------
$2,014,065    $1,990,658    $ 23,407           10       Total Revenues             $29,883,887  $1,598,746
-----------  ------------   ---------                                              -----------  -----------
                                                  Expenses:
                                               11   Compensation to
$   43,062    $   45,000    $  1,939                Owner(s)/Officer(s)            $   915,858  $   45,000
-----------  ------------   ---------                                              -----------  -----------
$  119,898    $  129,403    $  9,506           12   Salaries                       $ 1,741,548  $  128,875
-----------  ------------   ---------                                              -----------  -----------
                            $      -           13   Commissions                    $         -
-----------  ------------   ---------                                              -----------  -----------
$   12,214                  $(12,214)          14   Contract Labor                 $   121,677
-----------  ------------   ---------                                              -----------  -----------
                                                    Rent/Lease:
                            $      -           15       Personal                   $    34,751
-----------  ------------   ---------                                              -----------  -----------
$  585,946    $  639,195    $ 53,249           16       Real Property (See Note 2) $ 9,567,559  $  633,671
-----------  ------------   ---------                                              -----------  -----------
$   42,593                  $(42,593)          17   Insurance                      $   624,235
-----------  ------------   ---------                                              -----------  -----------
                                               18   Management Fees (Credit Cd.
$   55,273                  $(55,273)               Processing)                    $   862,985
-----------  ------------   ---------                                              -----------  -----------
$  156,162    $  163,686    $  7,524           19   Depreciation & Amortization    $ 2,664,795  $  164,515
-----------  ------------   ---------                                              -----------  -----------
                                                    Taxes:
                            $      -           20       Employer Payroll Taxes     $   184,615
-----------  ------------   ---------                                              -----------  -----------
$   44,880                  $ (44,880)         21       Real Property Taxes        $   589,718
-----------  ------------   ---------                                              -----------  -----------
                            $      -           22       Other Taxes                $    36,565
-----------  ------------   ---------                                              -----------  -----------
$  159,354   $   141,469    $( 17,885)         23   Advertising                    $ 2,630,934  $  155,056
-----------  ------------   ---------                                              -----------  -----------
$   12,404   $    73,388    $  60,984          24   G&A                            $   349,284  $   76,462
-----------  ------------   ---------                                              -----------  -----------
$    8,472   $    10,500    $   2,028          25   Interest                       $   288,565  $    7,200
-----------  ------------   ---------                                              -----------  -----------
                                               26   Other Expenses:
$   11,531                  $ (11,531)              Legal fees & Audit             $   270,224
-----------  ------------   ---------               --------------------           -----------  -----------
$   24,142                  $ (24,142)         27 Professional Fees                $   375,656
-----------  ------------   ---------             ----------------------           -----------  -----------
$    9,814                  $  (9,814)         28 Travel Expenses/Meals/ Ent       $   150,885
-----------  ------------   ---------             --------------------------       -----------  -----------
$    1,212                  $  (1,212)         29 Storage                          $    63,463
-----------  ------------   ---------             --------------------------       -----------  -----------
$  242,336   $   276,928    $  34,592          30 Others (See Note 3)              $ 3,500,573  $  242,114
-----------  ------------   ---------             --------------------------       -----------  -----------
$  243,728   $   227,266    $ (16,462)         31 Utilities                        $ 3,642,142  $  210,331
-----------  ------------   ---------             --------------------------       -----------  -----------
$   83,051   $    82,977    $     (74)         32 Repairs & Maintenance            $ 1,389,924  $   75,811
-----------  ------------   ---------             --------------------------       -----------  -----------
$    3,527                  $  (3,527)         33 License & Permits                $    89,246
-----------  ------------   ---------             --------------------------       -----------  -----------
                            $      -           34
-----------  ------------   ---------             --------------------------       -----------  -----------
$1,859,598   $ 1,789,814    $ (69,784)         35       Total Expenses             $30,095,200  $1,739,035
-----------  ------------   ---------                                              -----------  -----------
$  154,467   $   200,844    $ (46,377)         36 Subtotal                         $  (211,313) $ (140,289)
-----------  ------------   ---------                                              -----------  -----------
                                                   Reorganization Items:
                                                                                   -----------  -----------
$ (218,492)  $  (232,000)   $ (13,508)         37 Professional Fees                $(3,399,198) $ (200,000)
-----------  ------------   ---------                                              -----------  -----------
             $        -     $      -           38 Provisions for Rejected
-----------  ------------   ---------              Executory Contracts             $         -  $        -
                                                                                   -----------  -----------
             $        -     $      -           39 Interest Earned on Accumulated
-----------  ------------   ---------              Cash from Resulting             $         -  $        -
                                                   Chp 11 Case                     -----------  -----------
$    1,371    $        -    $   1,371          40 Gain or (Loss) from Sale of
-----------  ------------   ---------              Equip.                          $   853,018
                            $      -                                               -----------  -----------
-----------  ------------   ---------          41  U.S. Trustee Quarterly Fees     $   (13,369)
                                                                                   -----------  -----------
$  (38,470)   $   (30,000)  $   8,470          42  Store Closure & Asset           $(5,336,256) $  (30,000)
-----------  ------------   ---------               Impairment Expenses            -----------  -----------
$ (255,591)   $  (262,000)  $   6,409          43       Total Reorganization       $(7,895,805) $ (230,000)
-----------  ------------   ---------                    Items                     -----------  -----------
$ (101,124)   $   (61,156)  $ (39,968)         44  Net Profit (Loss) Before        $(8,107,118) $ (370,289)
-----------  ------------   ---------               Federal & State Taxes          -----------  -----------
                            $      -           45 Federal & State Income Taxes     $       330  $        -
-----------  ------------   ---------                                              -----------  -----------
$ (101,124)   $   (61,156)  $ (39,968)         46 Net Profit (Loss)                $(8,107,448) $ (370,289)
===========  ============   =========                                              ===========  ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                               September 4, 2005

Notes:


     (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

     (2)  Real Property                 Amount
                                     ---------------
          Rent Expense                  471,731
          Common Ground Maintenance     114,215
                                     ---------------
          Total                         585,946
                                     ---------------

     (3)  Other Admin                   Amount
                                     ---------------
          Deposits Over/Short             1,875
          Cash Over                        (854)
          Cash Short                      3,447
          Freight, Express, Cartage       5,054
          Services                       66,209
          Supplies                      105,241
          Misc. Operating Expense         1,349
          Auto Related Expense           12,502
          Auto Incentive
          Bank Charges                    9,689
          Penalties & Late fees              -
          Payroll Processing Fees         4,189
          Real Time Fees                  6,125
          Royalty Fees                    3,619
          Recruiting                      7,994
          Asset Write Off                    19
          Management Training
           & Development                 15,878
                                     ---------------
          Total                         242,336



     (4)  Adjustments were made to Period 13 due to year end.  Below are the changes in detail:


                                                      ORIGINAL                         NEW
                                                  Period 13 - 2004   CHANGE       Period 13 -2004
                                                  -----------------------------------------------

          Net Sales                               4,741,695              -       4,741,695
          less: Cost of Goods Sold                2,803,976        (128,515)     2,675,461
          Gross Profit                            1,937,719         128,515      2,066,234
                                                  -----------------------------------------------
               Total Revenues                     1,937,719         128,515      2,066,234

          Expenses not affected by the changes    1,301,266               -      1,301,266
          Depreciation & Amortization               233,563         (34,783)       198,780
          G&A                                       282,568          14,268        296,836
          Others                                     28,060          31,992         60,052
                                                  -----------------------------------------------
               Total Expenses                     1,845,457          11,477      1,856,934

          Professional Fees                        (291,444)        (51,448)      (342,892)
          Gain/Loss from Sale of
           Equipment                                  1,371               -          1,371
          Store Closure Expenses & Asset
           Impairment Expenses                     (521,282)       (329,266)      (850,548)
                                                  -----------------------------------------------
               Total Reorganization Items          (811,355)       (380,714)    (1,192,069)

                                                  -----------------------------------------------
          Net Profit (Loss) Before Federal &
           State Taxes                             (719,093)       (263,676)      (982,770)
                                                  -----------------------------------------------

          Federal & State Income Taxes                3,200               -          3,200

                                                  -----------------------------------------------
          Net Profit (Loss)                        (722,293)       (263,676)      (985,970)
                                                  ===============================================

                                  BALANCE SHEET
                             (General Business Case)
                        For the Month Ended0    9/04/05
                                               ---------
  Assets

                                                                           From Schedules  Market Value(1)
                                                                           --------------  ---------------

       Current Assets
1            Cash and cash equivalents - unrestricted (See Note 6)                           $  2,057,554
                                                                                            ---------------
2            Cash and cash equivalents - restricted
                                                                                            ---------------
3            Accounts receivable (net)                                          A            $    128,233
                                                                                            ---------------
4            Inventory                                                          B            $    368,525
                                                                                            ---------------
5            Prepaid expenses                                                                $    682,813
                                                                                            ---------------
6            Professional retainers
                                                                                            ---------------
7            Other:     Assets Held for Sale
                       -------------------------------------------                          ---------------
8
              ----------------------------------------------------                          ---------------
9
                Total Current Assets                                                         $  3,237,125
                                                                                            ---------------
       Property and Equipment (Market Value)

10           Real property                                                      C            $  2,429,970
                                                                                            ---------------
11           Machinery and equipment                                            D            $  1,980,143
                                                                                            ---------------
12           Furniture and fixtures                                             D            $  2,145,103
                                                                                            ---------------
13           Office equipment                                                   D            $     44,352
                                                                                            ---------------
14           Leasehold improvements                                             D            $  6,540,671
                                                                                            ---------------
15           Vehicles                                                           D            $        565
                                                                                            ---------------
16           Other:                                                             D
                         -------------------------------------------                        ---------------
17                                                                              D
             -------------------------------------------------------                        ---------------
18                                                                              D
             -------------------------------------------------------                        ---------------
19                                                                              D
             -------------------------------------------------------                        ---------------
20                                                                              D
             -------------------------------------------------------                        ---------------

21              Total Property and Equipment                                                 $ 13,140,804
                                                                                            ---------------
       Other Assets

22           Loans to shareholders
                                                                                            ---------------
23           Loans to affiliates
                                                                                            ---------------
24           Deposits (See Note 4)                                                           $    791,860
             ------------------------------------------------------                         ---------------
25           Intangible                                                                      $    152,169
             ------------------------------------------------------                         ---------------
26
             ------------------------------------------------------                         ---------------
27
             ------------------------------------------------------                         ---------------
28              Total Other Assets                                                           $    944,029
                                                                                            ---------------
29              Total Assets                                                                 $ 17,321,958
                                                                                            ===============


   NOTE:
             Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

   Liabilities From Schedules

      Post-Petition

          Current Liabilities

30           Accrued salaries and wages                                                      $  1,170,872
                                                                                            ---------------
31           Payroll taxes
                                                                                            ---------------
32           Real and personal property taxes
                                                                                            ---------------
33           Income taxes
                                                                                            ---------------
34           Sales taxes payable                                                             $    518,189
                                                                                            ---------------
35           Notes payable (short term)
                                                                                            ---------------
36           Accounts payable (trade)                                           A            $    543,342
                                                                                            ---------------
37           Real property lease arrearage
                                                                                            ---------------
38           Personal property lease arrearage
                                                                                            ---------------
39           Accrued professional fees                                                       $    762,087
                                                                                            ---------------
40           Current portion of long-term post-petition debt
             (due within 12 months)

41           Other:      Other Accrued Expense (Note 2)                                      $  3,379,262
                         --------------------- ---------------------
42
                         -------------------------------------------                        ---------------
43
                         -------------------------------------------                        ---------------
44                       Total Current Liabilities                                           $  6,373,752
                                                                                            ---------------
45            Long-Term Post-Petition Debt, Net of Current Portion                           $  1,473,570
                                                                                            ---------------
46                       Total Post-Petition Liabilities                                     $  7,847,322
                                                                                            ---------------
      Pre-Petition Liabilities (allowed amount)
47                       Secured claims                                         F            $  2,563,837
                                                                                            ---------------
48                       Priority unsecured claims                              F            $    725,139
                                                                                            ---------------
49                       General unsecured claims                               F            $  2,556,918
                                                                                            ---------------
53                       Other Accrued Expense (Note 2)                                      $  4,931,119
                                                                                            ---------------
                         Long Term Liabilities (Note 3)                                      $    108,581
                                                                                            ---------------
55                       Total Pre-Petition Liabilities                                      $ 10,885,593
                                                                                            ---------------
56                       Total Liabilities                                                   $ 18,732,915
                                                                                            ---------------
     Equity (Deficit)

57            Retained Earnings/(Deficit) at time of filing                                  $(41,222,568)
                                                                                            ---------------
58            Common/Preferred Stock                                                         $  5,181,223
                                                                                            ---------------
59            Additional paid-in capital                                                     $ 42,737,837
                                                                                            ---------------
60            Cumulative profit/(loss) since filing of case                                  $ (8,107,448)
                                                                                            ---------------
61            Post-petition contributions/(distributions) or (draws)
                                                                                            ---------------
62            Market value adjustment
                                                                                            ---------------
63                       Total Equity (Deficit)                                              $ (1,410,957)
                                                                                            ---------------
64   Total Liabilities and Equity (Deficit)                                                  $ 17,321,958
                                                                                            ===============

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                September 4, 2005
Note:
-----
(1)           Book value.

(2)           The following is a list of Other Accrued Expenses:                 Pre & Post-  Pre-        Post-
                                                                                 Petition     Petition    Petition
                                                                               ------------------------------------

              23010 Workers' Comp Payable                                          830,914          -     830,914
              23030 Accrued Credit Card Proc Fees                                   11,660          -      11,660
              23040 Accrued Bank Charges                                            13,733          -      13,733
              23050 Gift Certificate Allowance                                     590,723          -     590,723
              23070 Food Credit Liability                                          254,024          -     254,024
              23110 Accrued Payroll Processing Fee                                     854          -         854
              23120 Closed Restaurants Payable  (502(b)(6)) estimate             4,370,779  4,370,779           -
              23121 Store Closure Reserve                                                -          -           -
              23125-6 Accrued Rent                                                 543,190    294,128     249,062
              23130 Other Accrued Liabilities                                      708,004          -     708,004
              23140 Accrued Fees-Finance                                            10,472          -      10,472
              23150 Accrued Fees-Legal                                              16,588          -      16,588
              23170 Accrued Fees-Audit                                              85,617          -      85,617
              23180 Accrued Fees-Tax                                                25,133          -      25,133
              23200 Accrued Fees-Employee Litigati                                  18,150          -      18,150
              23210 Accrued Fees-Executive                                          21,522          -      21,522
              23225 Accrued Auto                                                         -          -           -
              23240 Accrued Health Insurance-GW                                    104,227          -     104,227
              23250 Accrued Insurance                                               18,706          -      18,706
              23300 Advertising Accrual                                             10,321          -      10,321
              23350 Interest Payable - Loc                                          36,206      1,649      34,557
              23360 Interest Payable                                                23,277     21,101       2,176
              23390 Accrued Janitorial Expense                                       2,334          -       2,334
              23400 Accrued Utilities                                              261,765    125,608     136,157
              23410 Accrued Property Taxes                                         334,699     63,147     271,552
              23420 Accrued Cam                                                     17,483     54,707     (37,224)
                                                                               ------------ ---------- -----------
              Total Other Accrued Expenses                                    $  8,310,381 $4,931,119 $ 3,379,262

                                                                               Combined Amount
(3)           The following is a list of Long Term Liabilities                  Pre & Post-    Pre-       Post-
                                                                                Petition       Petition   Petition
                                                                               ------------------------------------
              24320 Deferred Rent                                                1,259,505          -   1,259,505
              24340 Deferred Gain On Sale                                          144,971          -     144,971
              24350 Other Non-Current Liabilities                                   69,094          -      69,094
              24390 Notes Payable-Long Term                                        108,581    108,581           -
                                                                               ------------ ---------- -----------
              Total Long Term Liabilities                                     $  1,582,151    108,581   1,473,570

(4)           Deposits                                       Amount
                                                        ------------

              Rent Deposit                                  167,321
              Alcohol Deposit                                 2,350
              Other Deposit                                 588,252
              Utility Deposit                                33,937
                                                        ------------
              Total Deposit                                 791,860

(5)           Adjustments were made to Period 13 due to year end.  Below are the changes in detail:

                                                                                ORIGINAL                  NEW
                                                                              Period 13-2004  CHANGE Period 13-2004
                                                                              ------------------------------------

              Cash                                                               2,357,246    105,952   2,463,198
              Accounts Receivable                                                   95,176                 95,176
              Assets Held for Sale                                               3,294,818   (350,000)  2,944,818
              Inventory                                                            358,933                358,933
              Prepaid Expenses                                                     239,864                239,864
              Property & Equipment                                              14,365,088      7,880  14,372,968
              Deposits                                                             872,931    (51,448)    821,483
              Other Assets                                                         164,992          -     164,992
                                                                               ------------ ---------- -----------
              Total Assets                                                    $ 21,749,048 $ (287,616)$21,461,432
                                                                               ============ ========== ===========


              Accounts Payable                                                   3,270,444     90,309   3,360,753
              Salaries and Wages Payable                                         1,589,572    (59,516)  1,530,056
              Sales Tax Payable                                                    911,865          -     911,865
              Store Closure Reserve                                              3,938,300          -   3,938,300
              Other Accrued Liabilities                                          4,916,013    (54,732)  4,861,281
              Current Portion                                                    4,722,159          -   4,722,159
              Long Term Liabilities                                              2,085,688          -   2,085,688
              Equity                                                               315,007   (263,677)     51,330
                                                                               ------------ ---------- -----------
              Total Liab & Equity                                             $ 21,749,048 $ (287,616)$21,461,432
                                                                               ============ ========== ===========
                                                                                                                -
(6)           The actual cash balance is $2,057,423.  The cash balance is overstated by $131 due to incorrect classification.
              An entry is scheduled to be made next period to correct this error.

Fresh Choice, Inc.
Payments to Officers
Period 9, 2005

                                        Date                             Gross           Car Allowance        Total
------------------------------------------------------------------------------------------------------------------------

Pertl, David                   August 12, 22 & 26, 2005                 $14,461.52            $1,107.69      $15,569.21

O'Shea, Tim                    August 12, 22 & 26, 2005                 $15,384.60            $1,384.62      $16,769.22

Freedman, Tina                 August 12, 22 & 26, 2005                  $9,615.38            $1,107.69      $10,723.07

------------------------------------------------------------------------------------------------------------------------

Total                                                                   $39,461.50            $3,600.00      $43,061.50
========================================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 9, 2005




                                                     Date                     Amount                 Cumulative
------------------------------------------------------------------------------------------------------------------------

Corporate Revitalization Partners                                                                     $  141,963
Gray, Cary Ware                                                                                       $  225,238
Huntley, Mullaney & Spargo                                                                            $  124,259
Pachulski, Stang Ziel                                                                                 $  870,308
Sulmeyer Kupetz Client Trust                                                                          $  399,136
XRoads Solutions Group                       August 17 & 31, 2005            $123,793                 $  917,982








------------------------------------------------------------------------------------------------------------------------

Total                                                                        $123,793                 $2,678,885
========================================================================================================================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                                                   Accounts Receivable    Accounts           Past Due
Receivables and Payables Agings                                       (Pre and Post-       Payable         Post Petition
                                                                        petition)      (Post-petition)        Debt
                                                                   -------------------- --------------- ---------------
    0 -30 Days                                                          $128,233           $543,342
                                                                   -------------------- ---------------
    31-60 Days
                                                                   -------------------- ---------------
    61-90 Days                                                                                               $      0
                                                                                        --------------- ---------------
    91+ Days
                                                                   -------------------- ---------------
    Total accounts receivable/payable-(see note 1)                      $128,233           $543,342
                                                                   -------------------- ===============
    Allowance for doubtful accounts
                                                                   --------------------
    Accounts receivable (net)                                           $128,233
                                                                   ====================

                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                 Cost of Goods Sold
----------------------------------                                 --------------------
                                                  Inventory(ies)
                                                    Balance at
                                                  End of Month     Inventory Beginning of Month            $  306,229
                                                                                                        ===============
                                                                   Add -
    Retail/Restaurants -                                             Net purchase                          $1,022,196
                                                                                                        ---------------
      Product for resale                             $368,525        Direct labor                          $1,425,418
                                                     ---------                                          ---------------
                                                                     Manufacturing overhead
                                                                                                        ---------------
    Distribution -                                                   Freight in
                                                                                                        ---------------
      Products for resale                                            Other:                                         $0
                                                     ---------                                          ---------------
                                                                                                                    $0
                                                                   ------------------------------------ ---------------
    Manufacturer -
                                                                   ------------------------------------ ---------------
      Raw Materials
                                                     ---------
      Work-in-progress                                             Less -
                                                     ---------
      Finished goods                                                 Inventory End of
                                                                      Month                                 $  368,525
                                                     ---------                                          ---------------
                                                                     Shrinkage
                                                                                                        ---------------
    Other - Explain                                                  Personal Use
                                                     ---------                                          ---------------

    -------------------------------------------------
                                                                   Cost of Goods Sold                       $2,385,318
    -------------------------------------------------                                                   ===============
        TOTAL                                        $368,525
                                                     =========

    Method of Inventory Control                                    Inventory Valuation Methods
    Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of
                                                                    inventory used.
                        Yes   X          No
                           -------         ----------
    How often do you take a complete physical inventory?           Valuation methods -
                                                                       FIFO cost
                                                                                                       ---------
      Weekly                                                           LIFO cost
                                  ---------                                                            ---------
      Monthly                        X                                 Lower of cost or  market

                                  ---------                                                            ---------
      Quarterly                                                        Retail method
                                  ---------                                                            ---------
      Semi-annually                                                    Other                               X
                                  ---------                                                            ---------
      Annually                                                           Explain
                                  ---------
Date of last physical inventory was      September 4, 2005         Standard Cost, with updates every month before inventory
                                         ---------------------     --------------------------------------------------------

                                                                   --------------------------------------------------------
Date of next physical inventory is       October 2, 2005
                                         ---------------------     --------------------------------------------------------



Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                   Schedule C
                                  Real Property

Description                                                                      Cost                Market Value(1)
                                                                      -------------------------- ----------------------
                   Land                                                       $         -            $         -
                   ------------------------------------------         -------------------------- ----------------------
                   Building                                                   $ 3,839,333            $ 3,839,333
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                  $(1,409,363)           $(1,409,363)
                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $ 2,429,970            $ 2,429,970
                                                                      ========================== ======================


                                                      Schedule D
                                               Other Depreciable Assets
Description                                                                      Cost                Market Value(1)
                                                                      -------------------------- ----------------------
Machinery & Equipment -
                   Kitchen Equipment                                         $ 8,359,901            $ 8,359,901
                   ------------------------------------------         -------------------------- ----------------------
                   Equipment in Progress                                     $   135,373            $   135,373
                   ------------------------------------------         -------------------------- ----------------------
                   Computer Equipment                                        $ 1,188,157            $ 1,188,157
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                 $(7,703,288)           $(7,703,288)
                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $ 1,980,143            $ 1,980,143
                                                                      ========================== ======================
Furniture & Fixtures -
                   Furniture & Fixtures                                      $ 6,929,986            $ 6,929,986
                   ------------------------------------------         -------------------------- ----------------------
                   Construction Fixtures in Progress                         $   140,338            $   140,338
                   ------------------------------------------         -------------------------- ----------------------
                   Smallwares                                                $ 1,038,148            $ 1,038,148
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                 $(5,963,369)           $(5,963,369)
                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $ 2,145,103            $ 2,145,103
                                                                      ========================== ======================
Office Equipment -
                   Office Equipment                                          $   176,498            $   176,498
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                 $  (132,146)           $  (132,146)
                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $    44,352            $    44,352
                                                                      ========================== ======================
Leasehold Improvements -
                   Leasehold Improvement                                     $14,141,291            $14,141,291
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                 $(7,600,620)           $(7,600,620)
                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $ 6,540,671            $ 6,540,671
                                                                      ========================== ======================
Vehicles -
                   Vehicles                                                  $    17,344            $    17,344
                   ------------------------------------------         -------------------------- ----------------------
                   Accumulation Depreciation                                 $   (16,779)           $   (16,779)
                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------

                   ------------------------------------------         -------------------------- ----------------------
                   Total                                                     $       565            $       565
                                                                      ========================== ======================

Note:

  (1) Book Value.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)


Taxes Payable                                        0-30 Days     31-60 Days     61-90 Days    91+ Days       Total
                                                   -------------  -------------  ------------ ------------- ------------
Federal
       Income Tax Withholding                          $143,360                                                $143,360
                                                   -------------  -------------  ------------ ------------- ------------
       FICA - Employee                                                                                         $      -
                                                   -------------  -------------  ------------ ------------- ------------
       FICA - Employer                                                                                         $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Unemployment (FUTA)                                                                                     $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Income                                                                                                  $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Other (Attach List)                                                                                     $      -
                                                   -------------  -------------  ------------ ------------- ------------
Total Federal Taxes                                    $143,360        $-               $-          $-     $143,360
                                                   -------------  -------------  ------------ ------------- ------------
State and Local
       Income Tax Withholding                                                                                  $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Unemployment (UT)                                                                                       $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Disability Insurance (DI)                                                                               $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Empl. Training Tax (ETT)                                                                                $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Sales                                           $518,189                                                $518,189
                                                   -------------  -------------  ------------ ------------- ------------
       Excise                                                                                                  $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Real property                                   $ 44,880                                                $ 44,880
                                                   -------------  -------------  ------------ ------------- ------------
       Personal property                                                                                       $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Income                                                                                                  $      -
                                                   -------------  -------------  ------------ ------------- ------------
       Other (Attach List)                                                                                     $      -
                                                   -------------  -------------  ------------ ------------- ------------
Total State & Local Taxes                              $563,069       $-              $-            $-         $563,069
                                                   -------------  -------------  ------------ ------------- ------------
Total Taxes                                            $706,429       $-              $-            $-         $706,429
                                                   =============  -------------  ============ ============= ============

                                   Schedule F
                            Pre-Petition Liabilities



                                                                                                Allowed
List Total Claims For Each Classification (1)                                   Claimed Amount  Amount (b)
----------------------------------------------------------------                ------------- ------------
       Secured claims  (a)                                                        $2,563,837
                                                                                ------------- ------------
       Priority claims other than taxes                                           $  268,587
                                                                                ------------- ------------
       Priority tax claims                                                        $  456,552
                                                                                ------------- ------------
       General unsecured claims                                                   $2,556,918
                                                                                ------------- ------------


     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.
          You believe that you can settle the case for a claim of $3,000,000.
          For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


 Schedule G - Rental Income Information - Not applicable to General Business Cases

                                   Schedule H
                   Recapitulation of Funds Held as of        09/04/05



                          Account 1              Account 2                 Account 3                   Account 4
                     --------------------   ----------------------   --------------------------  -----------------------------
Bank                 Wells Fargo            Wells Fargo              Wells Fargo                 Bank of America
                     --------------------   ----------------------   --------------------------  -----------------------------
Account Type         Concentration          Money Market             Benefits ACH Pmt.           Disbursement
                     --------------------   ----------------------   ---------------------------------------------------------
Account No.          4038-832325            12576708                 4945091882                  7313400466
                     --------------------   ----------------------   --------------------------  -----------------------------
Account Purpose      General                Investment               Payroll                     Gifts Certificates
                     --------------------   ----------------------   --------------------------  -----------------------------
Balance, End of
 Month               $          1,965,155   $              765,421   $                    2,498  $                          34
                     --------------------   ----------------------   --------------------------  -----------------------------


                          Account 5              Account 6                Account 7                   Account
                     --------------------   ----------------------   --------------------------  -----------------------------
Bank                 Wells Fargo            Wells Fargo              Wells Fargo                 Cash in Registers
                     --------------------   ----------------------   --------------------------  -----------------------------
Account Type         Accounts Payable       Payroll                  Disbursement                and on hand
                     --------------------   ----------------------   --------------------------  -----------------------------
Account No.          412-1020184            403-8832366              403-8832408
                     --------------------   ----------------------   --------------------------  -----------------------------
Account Purpose      A/P ZBA                Payroll ZBA              Gifts Certificates
                     --------------------   ----------------------   ---------------------------------------------------------
Balance, End of
 Month               $          (692,375)(2)$            (107,476)(2)$                  50,116   $                      74,050
                     --------------------   ----------------------   --------------------------  -----------------------------
Total Funds on
 Hand for all
 Accounts            $         2,057,423
                     ====================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2: The negative balance reflects a timing difference.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                           For the Month Ended    09/04/05
                                                 ---------

                                                                               Actual                 Cumulative
                                                                           Current Month            (Case to Date)
                                                                      ------------------------  -----------------------
   Cash Receipts
 1      Rent/Leases Collected
                                                                      ------------------------  -----------------------
 2      Cash Received from Sales                                                   $4,731,545              $77,105,214
                                                                      ------------------------  -----------------------
 3      Interest Received                                                          $    4,790              $    30,358
                                                                      ------------------------  -----------------------
 4      Borrowings
                                                                      ------------------------  -----------------------
 5      Funds from Shareholders, Partners, or Other Insiders                       $  250,000              $   500,000
                                                                      ------------------------  -----------------------
 6      Capital Contributions
                                                                      ------------------------  -----------------------
 7      Proceeds from Sale of Restaurant                                                                   $ 2,914,111
        -----------------------------------------------------         ------------------------              -----------
 8
        -----------------------------------------------------         ------------------------  -----------------------
 9
        -----------------------------------------------------         ------------------------  -----------------------
10
        -----------------------------------------------------         ------------------------  -----------------------
11
        -----------------------------------------------------         ------------------------  -----------------------
12                 Total Cash Receipts                                             $4,986,335              $80,549,683
                                                                      ------------------------  -----------------------
   Cash Disbursements
13      Payments for Inventory                                                      2,872,168              $45,113,492
                                                                      ------------------------  -----------------------
14      Selling                                                                       158,865              $ 2,316,907
                                                                      ------------------------  -----------------------
15      Administrative                                                                143,505              $ 2,348,324
                                                                      ------------------------  -----------------------
16      Capital Expenditures                                                           73,707              $   518,800
                                                                      ------------------------  -----------------------
17      Principal Payments on Debt                                                 $   32,077              $ 2,392,364
                                                                      ------------------------  -----------------------
18      Interest Paid                                                              $    5,096              $   207,415
                                                                      ------------------------  -----------------------
        Rent/Lease:
19                 Personal Property
                                                                      ------------------------  -----------------------
20                 Real Property                                                      603,714              $ 9,044,990
                                                                      ------------------------  -----------------------
        Amount Paid to Owner(s)/Officer(s)
21                 Salaries                                                            43,062              $   893,405
                                                                      ------------------------  -----------------------
22                 Draws
                                                                      ------------------------  -----------------------
23                 Commissions/Royalties
                                                                      ------------------------  -----------------------
24                 Expense Reimbursements                                              11,031              $   176,912
                                                                                    ----------              -----------
25                 Other
                                                                      ------------------------  -----------------------
26      Salaries/Commissions (less employee withholding)                               89,523              $ 1,386,156
                                                                      ------------------------  -----------------------
27      Management Fees
                                                                      ------------------------  -----------------------
        Taxes:
28                 Employee Withholding                                               207,260              $ 3,600,364
                                                                      ------------------------  -----------------------
29                 Employer Payroll Taxes                                             122,423              $ 2,191,149
                                                                      ------------------------  -----------------------
30                 Real Property Taxes                                                147,226              $   649,934
                                                                      ------------------------  -----------------------
31                 Other Taxes Sales Taxes                                            369,003              $ 5,571,372
                                                                      ------------------------  -----------------------
32      Other Cash Outflows:
                                                                      ------------------------  -----------------------
33                 Credit Card fees                                                    55,273              $   794,737
                   ------------------------------------------         ------------------------  -----------------------
34                 Adjust. to Beg. Cash Balance                                                            $  (108,601)
                   ------------------------------------------         ------------------------              -----------
35                 Reorganization-Professional Fees                                $  123,793              $ 2,678,885
                   ------------------------------------------         ------------------------  -----------------------
36                 Reorganization-US Trustee Fees                                                          $    40,000
                   ------------------------------------------         ------------------------              -----------
37
                   ------------------------------------------         ------------------------  -----------------------
38                 Total Cash Disbursements:                                       $5,057,726              $79,816,604
                                                                      ------------------------  -----------------------
39 Net Increase (Decrease) in Cash                                                 $  (71,391)             $   733,079
                                                                      ------------------------  -----------------------
41 Cash Balance, Beginning of Period                                               $2,128,945              $ 1,324,475
                                                                      ------------------------  -----------------------
43 Cash Balance, End of Period  (See Note 1)                                       $2,057,554              $ 2,057,554
                                                                      ========================  =======================



Note 1: The actual cash balance is $2,057,423. The cash balance is overstated by $131 due to incorrect classification. An entry is scheduled to be made next period to correct this error.
